DIVIDENDS ON ORDINARY SHARES	12 Months Ended
Dec. 31, 2021
Disclosure of dividends [text block] [Abstract]
DIVIDENDS ON ORDINARY SHARES
NOTE 43: DIVIDENDS ON ORDINARY SHARES
The Directors have recommended a final dividend, which is subject to approval by the shareholders at the Annual General Meeting on 12 May 2022, of 1.33 pence per share (2020: 0.57 pence per share) representing a total dividend of £947 million (2020: £404 million, the maximum allowable under PRA guidelines at the time) which will be paid on 19 May 2022. These financial statements do not reflect the recommended dividend.
At the time of approving the Group’s results for the year ended 31 December 2019, the Directors recommended a final dividend of 2.25 pence per share (representing a total dividend of £1,586 million), which was to be paid on 27 May 2020. However, on 31 March 2020 the Group announced the cancellation of its final 2019 ordinary dividend. This decision was taken by the Board at the specific request of the regulator, the PRA, in line with all other major UK listed banks, as a result of the developing coronavirus crisis.
Dividends paid during the year were as follows:

	2021	2020	2019	2021	2020	2019
	pence per share	pence per share	pence per share	£m	£m	£m
Final dividend recommended by Directors at previous year end	0.57	—	2.14	404	—	1,523
Interim dividend paid in the year	0.67	—	1.12	473	—	789
	1.24	—	3.26	877	—	2,312
The trustees of the following holdings of Lloyds Banking Group plc shares in relation to employee share schemes retain the right to receive dividends but have chosen to waive their entitlement to the dividends on those shares as indicated: the Lloyds Banking Group Share Incentive Plan (holding at 31 December 2021: 16,514,487 shares, 31 December 2020: 3,990,862 shares, waived rights to all dividends) and the Lloyds Banking Group Employee Share Ownership Trust (holding at 31 December 2021: 9,998,474 shares, 31 December 2020: 20,540,083 shares, waived rights to all dividends).